Partner's Capital	12 Months Ended
Dec. 31, 2010
Partners' Capital [Abstract]
Partner's Capital

10. Partner's Capital

The Operating Partnership is made up of a general partner, Medical Properties Trust, LLC ("General Partner") and limited partners, including the Company (which owns 100% of the General Partner) and three other partners who are employees. By virtue of its ownership of the General Partner, the Company has a 99.9% ownership interest in Operating Partnership via its ownership of all the common units. The remaining ownership interest is held by the three employees via their ownership of LTIP units. These LTIP units were issued to the employees pursuant to the 2007 Multi-Year Incentive Plan, which is part of the Equity Incentive Plan discussed in Note 6 and once vested in accordance with their award agreement, may be converted to common units per the Second Amended and Restated Agreement of Limited Partnership of MPT Operating Partnership, L.P. ("Operating Partnership Agreement")

In regards to distributions, the Operating Partnership shall distribute cash at such times and in such amounts as are determined by the General Partner in its sole and absolute discretion, to common unit holders who are common unit holders on the record date. However, per the Operating Partnership Agreement, the General Partner shall use its reasonable efforts to cause the Operating Partnership to distribute amounts sufficient to enable the Company to pay stockholder dividends that will allow the Company to (i) meet its distribution requirement for qualification as a REIT and (ii) avoid any federal income or excise tax liability imposed by the Internal Revenue Code, other than to the extent the Company elects to retain and pay income tax on its net capital gain. In accordance with the Operating Partnership Agreement, LTIP units are treated as common units for distribution purposes.

The Operating Partnership's net income will generally be allocated first to the General Partner to the extent of any cumulative losses and then to the limited partners in accordance with their respective percentage interests in the common units issued by the Operating Partnership. Any losses of the Operating Partnership will generally be allocated first to the limited partners until their capital account is zero and then to the General Partner. In accordance with the Operating Partnership Agreement, LTIP units are treated as common units for purposes of income and loss allocations.

Limited partners have the right to require the Operating Partnership to redeem part or all of their common units. It is at the Operating Partnership's discretion to redeem such common units for cash based on the fair market value of an equivalent number of shares of the Company's common stock at the time of redemption or, alternatively, redeem the common units for shares of the Company's common stock on a one-for-one basis, subject to adjustment in the event of stock splits, stock dividends, or similar events. In order for LTIP units to be redeemed, they must first be converted to common units and then must wait two years from the issuance of the LTIP units to be redeemed.

For each share of common stock issued by Medical Properties Trust, Inc., the Operating Partnership issues a corresponding number of operating partnership units.